UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2023 (October 31, 2022)

1847 Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	001-41368	38-3922937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 417-9800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	EFSH	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Although 1847 Holdings LLC (the “Company”) is not a party to any of the lawsuits described below, it is filing this current report on Form 8-K to provide disclosure that it believes is material to its shareholders with respect to a stockholder class action lawsuit filed against Polished.com Inc. (formerly, 1847 Goedeker Inc.), a former subsidiary of the Company (“Polished”), the underwriters of Polished’s initial public offering, and certain of its directors and officers, including Ellery W. Roberts and Robert D. Barry, who are also officers and/or directors of the Company.

On October 31, 2022, a class of shareholders of Polished filed suit in the Federal District Court for the Eastern District of New York (Federal Civil Case Number: 1:22-CV-06606-NGG-VMS (Class Action Lawsuit)) against Polished, the underwriters of Polished’s initial public offering, and certain of its directors and officers, including Ellery W. Roberts and Robert D. Barry (Messrs. Roberts and Barry, the “Director Defendants”). The complaint asserts the following causes of action against the directors and officers: (i) violation of Section 11 of the Securities Act; (ii) violation of Section 12(a)(2) of the Securities Act; (iii) violation of Section 15 of the Securities Act; (iv) violation of Section 10(b) of the Exchange Act and Rule 10b-5 (but not against the Director Defendants); and (v) violation of Section 20(a) of the Exchange Act (but not against the Director Defendants).

The complaint alleges that various SEC filings were negligently prepared and contained misstatements and omissions of material facts related to the Company’s internal controls. In particular, the complaint alleges the Polished registration statement for its initial public offering, the registration statement for Polished’s secondary pubic offering, and multiple Quarterly Reports on Forms 10-Q contained misrepresentations by failing to raise concerns about internal controls despite knowing that the internal controls were inadequate. The complaint alleges that in making these filings, the defendants violated their fiduciary duty to provide adequate disclosures about adverse conditions, risk and uncertainties.

On February 13, 2023, another shareholder derivative lawsuit was filed in the Federal District Court for the Eastern District of New York naming, among others, Ellery W. Roberts, Clark R. Crosnoe, Glyn C. Milburn, and 1847 Partners, LLC for aiding and abetting the breach of fiduciary duty, as defendants making similar allegations as the lawsuit described above. These claims typically follow the class action complaint and pursue a settlement if the class action claims survive a motion to dismiss. Accordingly, the derivative claims have been stayed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2023	1847 HOLDINGS LLC

/s/ Ellery W. Roberts
	Name:	Ellery W. Roberts
	Title:	Chief Executive Officer